The Clorox Company

Three Months Ended June 30, 2020 Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Net Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness (4)	33%	32%	—%	—%	1%	33%	32%
Household(4)	17	12	—	—	5	17	12
Lifestyle(4)	16	12	—	—	4	16	12
International	12	17	—	(12)	7	24	17
Total	22%	21%	—%	(2%)	3%	24%	21%

Twelve Months Ended June 30, 2020 Percentage change versus the year-ago period
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Net Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness (4)	14%	15%	—%	—%	(1%)	14%	15%
Household(4)	1	3	—	—	(2)	1	3
Lifestyle(4)	10	9	—	—	1	10	9
International	5	9	—	(10)	6	15	9
Total	8%	10%	—%	(2%)	—%	10%	10%

Three Months Ended March 31, 2020 Percentage change versus the year-ago period – As Recast (4)
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Net Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness (4)	26%	27%	—%	—%	(1%)	26%	27%
Household(4)	3	7	—	—	(4)	3	7
Lifestyle(4)	14	14	—	—	—	14	14
International	11	16	—	(11)	6	22	16
Total	15%	18%	—%	(2%)	(1%)	17%	18%

The Clorox Company

Three Months Ended December 31, 2019 Percentage change versus the year-ago period – As Recast (4)
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Net Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness (4)	(1%)	—%	—%	—%	(1%)	(1%)	—%
Household(4)	(7)	(4)	—	—	(3)	(7)	(4)
Lifestyle(4)	5	5	—	—	—	5	5
International	(2)	(1)	—	(8)	7	6	(1)
Total	(2%)	—%	—%	(2%)	—%	—%	—%

Three Months Ended September 30, 2019 Percentage change versus the year-ago period – As Recast (4)
	Reported (GAAP) Net Sales Growth/ (Decrease)	Reported Volume	Acquisitions & Divestitures	Foreign Exchange Impact	Price Mix and Other (1)	Organic Net Sales Growth/ (Decrease) (Non-GAAP) (2)	Organic Volume (3)
Health and Wellness (4)	(2%)	—%	—%	—%	(2%)	(2%)	—%
Household(4)	(13)	(7)	—	—	(6)	(13)	(7)
Lifestyle(4)	5	5	—	—	—	5	5
International	—	2	—	(8)	6	8	2
Total	(4%)	—%	—%	(2%)	(2%)	(2%)	—%

(1) This represents the net impact on net sales growth/ (decrease) from pricing action, mix and other factors.

(2) Organic sales growth/ (decrease) is defined as net sales growth/ (decrease) excluding the effect of any acquisitions and divestitures and foreign exchange rate changes. See “Non-GAAP Financial Information” below for reconciliation of organic sales growth to net sales growth/ (decrease), the most directly comparable GAAP financial information.

(3) Organic volume represents volume excluding the effect of any acquisitions and divestitures.

(4) In the fourth quarter of fiscal year 2020, the Digestive Health and Dietary Supplements business units were combined into a new Vitamins, Minerals and Supplements business unit, and the Laundry and Home Care business units were combined to create the Cleaning business unit. These newly established business units, along with the Professional Products business unit, now make up the new Health and Wellness reportable segment. Historical segment financial information presented has been recast to reflect this change.

Non-GAAP Financial Information
Management believes that the presentation of organic sales growth / (decrease) is useful to investors because it excludes sales from any acquisitions and divestitures, which results in a comparison of sales only from the businesses that the company was operating throughout the relevant periods, and the impact of foreign exchange rate changes, which are out of the control of the company and management. However, organic sales growth / (decrease) may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded.

The Clorox Company

The following table provides a reconciliation of organic sales growth / (decrease) (non-GAAP) to net sales growth / (decrease) (GAAP), the most comparable GAAP measure:

	Three Months Ended June 30, 2020 Percentage change versus the year-ago period
	Health and Wellness (1)	Household(1)	Lifestyle(1)	International	Total
Net sales growth / (decrease) (GAAP)	33%	17%	16%	12%	22%
Add: Foreign Exchange	—	—	—	12	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	33%	17%	16%	24%	24%

	Twelve Months Ended June 30, 2020 Percentage change versus the year-ago period
	Health and Wellness (1)	Household(1)	Lifestyle(1)	International	Total
Net sales growth / (decrease) (GAAP)	14%	1%	10%	5%	8%
Add: Foreign Exchange	—	—	—	10	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	14%	1%	10%	15%	10%

	Three Months Ended March 31, 2020 Percentage change versus the year-ago period – As Recast (1)
	Health and Wellness (1)	Household(1)	Lifestyle(1)	International	Total
Net sales growth / (decrease) (GAAP)	26%	3%	14%	11%	15%
Add: Foreign Exchange	—	—	—	11	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	26%	3%	14%	22%	17%

The Clorox Company

	Three Months Ended December 31, 2019 Percentage change versus the year-ago period – As Recast (1)
	Health and Wellness (1)	Household(1)	Lifestyle(1)	International	Total
Net sales growth / (decrease) (GAAP)	(1%)	(7%)	5%	(2%)	(2%)
Add: Foreign Exchange	—	—	—	8	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	(1%)	(7%)	5%	6%	—%

	Three Months Ended September 30, 2019 Percentage change versus the year-ago period – As Recast (1)
	Health and Wellness (1)	Household(1)	Lifestyle(1)	International	Total
Net sales growth / (decrease) (GAAP)	(2%)	(13%)	5%	—%	(4%)
Add: Foreign Exchange	—	—	—	8	2
Add/(Subtract): Divestitures/Acquisitions	—	—	—	—	—
Organic sales growth / (decrease) (non-GAAP)	(2%)	(13%)	5%	8%	(2%)

(1) In the fourth quarter of fiscal year 2020, the Digestive Health and Dietary Supplements business units were combined into a new Vitamins, Minerals and Supplements business unit, and the Laundry and Home Care business units were combined to create the Cleaning business unit. These newly established business units, along with the Professional Products business unit, now make up the new Health and Wellness reportable segment. Historical segment financial information presented has been recast to reflect this change.

The Clorox Company

Supplemental Unaudited Condensed Information – Gross Margin Drivers

The table below provides details on the drivers of gross margin change versus the prior year.

	Gross Margin Change vs. Prior Year (basis points)
Driver	FY19					FY20
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Cost Savings	+130	+140	+170	+150	+150	+180	+150	+150	+170	+160
Price Changes	+90	+220	+240	+220	+190	+120	+100	+90	+50	+90
Market Movement (commodities)	-130	-120	-50	+20	-60	+30	+60	+60	+40	+50
Manufacturing & Logistics	-280	-190	-190	-90	-190	-50	-80	-50	-350	-140
All other (1,2,3,4,5)	+40	+20	-110	-190	-70	-220	-190	+80	+260	+10
Change vs prior year	-150	+70	+60	+110	+20	+60	+40	+330	+170	+170

Gross Margin (%)	43.4%	43.7%	43.4%	45.1%	43.9%	44.0%	44.1%	46.7%	46.8%	45.6%

(1)	In Q3 of fiscal year 2019, “All other” includes about -70bps of negative impact from foreign exchange.
(2)	In Q4 of fiscal year 2019, “All other” includes about -150bps of negative impact from higher trade promotion spending.
(3)	In Q1 of fiscal year 2020, “All other” includes about -180bps of negative impact from higher trade promotion spending.
(4)	In Q2 of fiscal year 2020, “All other” includes about -90bps of negative impact from higher trade promotion spending.
(5)	In Q4 of fiscal year 2020, ‘All other” includes the positive impact from volume growth and mix and assortment.

The Clorox Company

Supplemental Unaudited Condensed Information – Cash Flow
For the quarter ended June 30, 2020

Capital expenditures for the fourth quarter were $96 million versus $71 million in the year-ago quarter. (Fiscal year 2020 = $254 million)

Depreciation and amortization expense for the fourth quarter was $47 million versus $47 million in the year-ago quarter. (Fiscal year 2020 = $180 million)

Net cash provided by operations in the fourth quarter was $740 million, or 37.3% of net sales. (Fiscal year 2020 = $1,546 million, or 23.0% of net sales)

Supplemental Unaudited Condensed Information – Free Cash Flow
Fiscal Year Free Cash Flow Reconciliation

Dollars in Millions and percentages based on rounded numbers

	Fiscal Year 2020	Fiscal Year 2019
Net cash provided by operations – GAAP	$1,546	$992
Less: Capital expenditures	$254	$206
Free cash flow – non-GAAP (1)	$1,292	$786
Free cash flow as a percentage of net sales – non-GAAP (1)	19.2%	12.6%
Net sales	$6,721	$6,214

(1)

In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management uses free cash flow and free cash flow as a percentage of net sales to help assess the cash generation ability of the business and funds available for investing activities, such as acquisitions, investing in the business to drive growth, and financing activities, including debt payments, dividend payments and stock repurchases. Free cash flow does not represent cash available only for discretionary expenditures, since the Company has mandatory debt service requirements and other contractual and non-discretionary expenditures. In addition, free cash flow may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded.

These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures and should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.

The Clorox Company

Supplemental Unaudited Reconciliation of Earnings Before Income Taxes to EBIT(1)(2)
Dollars in Millions and percentages based on rounded numbers

	FY 2019					FY 2020

	Q1 9/30/18	Q2 12/31/18	Q3 3/31/19	Q4 6/30/19	FY 6/30/19	Q1 9/30/19	Q2 12/31/19	Q3 3/31/20	Q4 6/30/20	FY 6/30/20
Earnings before income taxes	$268	$224	$240	$292	$1,024	$258	$235	$297	$395	$1,185
Interest income	-$1	$0	-$1	-$1	-$3	$0	-$1	$0	-$1	-$2
Interest expense	$24	$24	$24	$25	$97	$25	$25	$24	$25	$99
EBIT (1)(2)	$291	$248	$263	$316	$1,118	$283	$259	$321	$419	$1,282
EBIT margin (1)(2)	18.6%	16.8%	17.0%	19.4%	18.0%	18.8%	17.9%	18.0%	21.1%	19.1%

Net sales	$1,563	$1,473	$1,551	$1,627	$6,214	$1,506	$1,449	$1,783	$1,983	$6,721

(1)	EBIT (a non-GAAP measure) represents earnings before income taxes (a GAAP measure), excluding interest income and interest expense, as reported above. EBIT margin is the ratio of EBIT to net sales.

(2)

In accordance with the SEC's Regulation G, this schedule provides the definition of certain non-GAAP measures and the reconciliation to the most closely related GAAP measure. Management believes the presentation of EBIT and EBIT margin provides useful additional information to investors about trends in the company's operations and is useful for period-over-period comparisons. These non-GAAP financial measures should not be considered in isolation or as a substitute for the comparable GAAP measures. In addition, these non-GAAP financial measures may not be the same as similar measures provided by other companies due to potential differences in methods of calculation and items being excluded. They should be read in connection with the company’s consolidated financial statements presented in accordance with GAAP.